Exhibit 10.1
Execution Version

REGISTRATION RIGHTS AGREEMENT
by and among
ENHANCED GROUP INC.,
A SPAC IV (HOLDINGS) CORP.,
ENHANCED HOLDINGS LP AND
THE OTHER PARTIES LISTED ON SCHEDULE I HERETO
____________________________
Dated as of May 7, 2026

THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 7, 2026 by and among Enhanced Group Inc., a Texas corporation f/k/a A Paradise Acquisition Corp. (the “Company”), A SPAC IV (Holdings) Corp., a BVI company (the “Sponsor”), Enhanced Holdings LP, for itself and on behalf of its Affiliates (“Apeiron”), and those Persons set forth on Schedule I (and each other Person who, after the date of hereof, acquires capital stock of the Company and becomes a party to this Agreement by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A).
RECITALS
WHEREAS, the Company, A Paradise Merger Sub I, Inc., a Cayman Islands exempted company and direct wholly owned subsidiary of the Company (“Merger Sub”), and Enhanced Ltd., a Cayman Islands exempted company (“Target”) entered into that certain Business Combination Agreement, dated as of November 26, 2025 (the “Business Combination Agreement”), pursuant to which, among other things, (a) Target merged with and into Merger Sub, with Target surviving as a wholly owned subsidiary of the Company (the “First Merger”), and (b) the surviving company of the First Merger merged with and into the Company, with the Company surviving such merger, in each case on the terms and conditions set forth in the Business Combination Agreement;
WHEREAS, the Company, the Sponsor and certain other persons are party to that certain Registration Rights Agreement, dated as of July 29, 2025 (the “Original RRA”);
WHEREAS, prior to the execution and delivery of this Agreement, the parties to the Original RRA terminated such agreement in accordance with its terms;
WHEREAS, on the date hereof, pursuant to the Business Combination Agreement, (a) Apeiron received shares of Domesticated Acquiror Class A Common Stock (as defined in the Business Combination Agreement) and Domesticated Acquiror Class B Common Stock (as defined in the Business Combination Agreement) and (b) all holders of the Company Capital Shares (as defined in the Business Combination Agreement) received shares of Domesticated Acquiror Class B Common Stock; and
WHEREAS, the Company, the Sponsor, Apeiron and the other parties hereto desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to Registrable Securities (as defined below), as set forth in this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1.    Definitions.
(a)    As used in this Agreement, the following terms shall have the following meanings:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good-faith judgment of the Chief Financial Officer or principal financial officer of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) the Company has a bona fide business purpose for not making such information public.
“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment advisor of, or shares the same management company or investment adviser with, such Person; provided, that, with respect to Apeiron, Affiliate shall mean any of Apeiron’s Affiliates as defined above or any related or controlled fund or sub-fund, partnership or investment vehicle or any general partner, managing limited partner or management company who holds or manages any business of, or whose business is held or managed by, Apeiron or any of its Affiliates.
“Agreement” means this Registration Rights Agreement.
“Apeiron” has the meaning set forth in the Recitals.
“Apeiron Holders” means Apeiron and each of its Affiliates.
“Business Court” has the meaning set forth in Section 13(h).
“Business Day” means any day other than a Saturday, Sund ay or legal holiday on which commercial banks in New York, New York or Austin, Texas are authorized or required by Law to close.
“Common Stock” means the Domesticated Acquiror Class B Common Stock (as defined in the Business Combination Agreement).
“Company” has the meaning set forth in the Preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.
“Controlling Person” has the meaning set forth in Section 11(a).
“Covered Person” has the meaning set forth in Section 11(a).
“Demand Registration” has the meaning set forth in Section 3(a).
“Demand Registration Request” has the meaning set forth in Section 3(a).

“Designated Courts” has the meaning set forth in Section 13(h).
“Equity Securities” means shares of Common Stock, shares of any other class of common or preferred stock of the Company and any options, warrants, rights or securities of the Company convertible into or exchangeable for common or preferred stock of the Company.
“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.
“Federal Court” has the meaning set forth in Section 13(h).
“First Merger” has the meaning set forth in the Recitals.
“FINRA” means the Financial Industry Regulatory Authority.
“Form S-1 Shelf” has the meaning set forth in Section 2(a).
“Form S-3 Shelf” has the meaning set forth in Section 2(a).
“Governmental Entity” means any United States federal, state or local, non-United States, supranational or transnational governmental (including public international organizations), quasi-governmental, regulatory or self-regulatory authority (including, for the avoidance of doubt, NASDAQ or NYSE), agency commission, body, department or instrumentality or any court, tribunal or arbitrator or other entity or subdivision thereof or other legislative, executive or judicial entity or subdivision thereof, in each case, of competent jurisdiction.
“Holders” means the Sponsor, the Sponsor’s Permitted Transferees, Apeiron, Apeiron Holders’ Permitted Transferees, those Persons set forth on Schedule I and each other Person who, after the date of hereof, acquires capital stock of the Company and becomes a party to this Agreement by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A, and include any transferee of the Registrable Securities (so long as they remain Registrable Securities) of a Holder permitted under this Agreement and the Lock-Up Agreements.
“Law” means any federal, state, local, foreign, international or transnational law, statute, ordinance, common law, rule, registration, standard, judgment, determination, writ, injunction, decree, arbitration award, treaty, agency requirement, authorization, license or permit of any Governmental Entity.
“Lock-Up Agreements” means (a) in the case of Apeiron Investment Group Limited, the Sponsor Equity Agreement and the Transaction Support Agreement entered into by Apeiron Investment Group Limited (as amended, supplemented or otherwise modified from time to time in accordance with its terms and as modified by that certain Working Capital Promissory Note, dated as of March 18, 2026, by and between Target and Apeiron Investment Group Limited), (b) in the case of Sponsor, the Sponsor Equity Agreement and that certain Amendment to the Letter Agreement, dated as of May 7, 2026, by and among Sponsor, the Company and Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC (as amended, supplemented or otherwise modified from time to time in accordance with its terms), (c) in the case of any other Holder, any Transaction Support Agreement entered into by such Holder and the Company and (d) in the case of any Holder, that certain Third Amended and Restated Voting Agreement, dated as of December 15, 2025, by and among Enhanced and certain holders party thereto (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the “Voting Agreement”), to the extent such Holder is party to the Voting Agreement.
“Merger Sub” has the meaning set forth in the Recitals.
“Original RRA” has the meaning set forth in the Recitals.
“Permitted Transferee” means, with respect to the Apeiron Holders, any Affiliate of the Apeiron Holders, and with respect to Sponsor, any Person beneficially owning any equity interest in Sponsor as of November 26, 2025 and any Affiliate of Sponsor.
“Person” means any individual, firm, corporation (including not for profit), general or limited partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, estate, trust, association, organization, Governmental Entity or instrumentality or other entity of any kind or nature.
“Piggyback Registration” has the meaning set forth in Section 5(a).
“Piggyback Shelf Registration Statement” has the meaning set forth in Section 5(a).
“Piggyback Shelf Takedown” has the meaning set forth in Section 5(a).
“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as supplemented and including all material incorporated by reference in such prospectus or prospectuses.
“Registrable Securities” means, at any time, (a) any shares of Common Stock held or beneficially owned by any Holder, (b) any shares of Common Stock issued or issuable to any Holder upon the conversion, exercise or exchange, as applicable, of any other Equity Securities held or beneficially owned by any Holder and (c) any shares of Common Stock issued or issuable to any Holder with respect to any shares described in clauses (a) and (b) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Holder of Registrable Securities whenever such Person in its sole discretion has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected); provided, however, that as to any particular Registrable Securities, such shares shall cease to constitute Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement, (ii) such securities shall have ceased to be outstanding, (iii) other than with respect to Registrable Securities held by the Apeiron Holders, such securities may be sold without registration pursuant to Rule 144 or another similar exemption under the Securities Act is available for the sale of such securities during a three-month period without registration, volume, current public information or other restrictions, requirements or limitations under such rules, and when any restrictive legends on such securities have been removed or (iv) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transactions. Notwithstanding anything to the contrary contained herein, a Person shall be deemed to be “holding Registrable Securities” (or words to that effect) under this Agreement if they are a Holder or a permitted transferee of the applicable Registrable Securities (so long as they remain Registrable Securities) of any Holder pursuant to the terms and conditions of this Agreement and the Lock-Up Agreements.
“Registration Expenses” has the meaning set forth in Section 10(a).
“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.
“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.
“Shelf Registration” has the meaning set forth in Section 2(a).
“Shelf Registration Statement” has the meaning set forth in Section 2(a).
“Shelf Takedown” has the meaning set forth in Section 2(d).
“Sponsor” has the meaning set forth in the Recitals.
“Sponsor Equity Agreement” means that certain Sponsor Equity Agreement, dated as of November 26, 2025, by and between Apeiron Investment Group Limited and Sponsor.
“Suspension” has the meaning set forth in Section 7.
“Transaction Support Agreement” means those certain transaction support agreements entered into by and between certain Holders and Target prior to the date of this Agreement, pursuant to which such Holder is restricted from transferring Equity Securities of the Company other than in accordance with its terms.
“underwritten offering” means a registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement.
“Underwritten Shelf Takedown” has the meaning set forth in Section 2(e).

“Underwritten Shelf Takedown Notice” has the meaning set forth in Section 2(e).
(b)    In addition to the above definitions, unless the context requires otherwise:
(i)    any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form, as amended, from time to time;
(ii)    the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;
(iii)    the table of contents and the Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement;
(iv)    words such as “herein,” “hereof,” “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;
(v)    the word “if” and other words of similar import when and used herein shall be deemed in each case to be followed by the phrase “and only if”;
(vi)    the term “or” means “and/or” unless clearly indicated otherwise, including by use of “either”;
(vii)    “any” means “any one, more than one, or all”; and
(viii)    references to “dollars” and “$” mean United States dollars.
Section 2.    Shelf Registration.
(a)    Filing. The Company shall, as soon as practicable after the date hereof, prepare and file with the SEC a Registration Statement on Form S-1 (the “Form S-1 Shelf”) or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration”). Following the filing on a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf to a Registration Statement on Form S-3 (the “Form S-3 Shelf”) as soon as practicable after the Company is eligible to use a Form S-3.
(b)    Effectiveness. The Company shall use its commercially reasonable efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof and (ii) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities until such time as there are no Registrable Securities remaining, including by filing successive replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement.
(c)    Additional Registrable Securities; Additional Selling Stockholders. At any time and from time to time that a Shelf Registration Statement is effective, if a Holder of Registrable Securities requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration Statement or (ii) that such Holder be added as a selling stockholder in such Shelf Registration Statement, the Company shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional Registrable Securities and/or Holder.
(d)    Right to Effect Shelf Takedowns. Each Holder shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Takedown”). A Holder shall give the Company prompt written notice of the consummation of a Shelf Takedown.
(e)    Underwritten Shelf Takedowns. A Holder intending to effect a Shelf Takedown shall be entitled to request, by written notice to the Company (an “Underwritten Shelf Takedown Notice”), that the Shelf Takedown be an underwritten offering (an “Underwritten Shelf Takedown”). The Underwritten Shelf Takedown Notice shall specify the number of Registrable Securities intended to be offered and sold by such Holder pursuant to the Underwritten Shelf Takedown. Promptly after receipt of an Underwritten Shelf Takedown Notice (but in any event within two Business Days), the Company shall give written notice of the requested Underwritten Shelf Takedown to all other Holders of Registrable Securities and shall include in such Underwritten Shelf Takedown, subject to Section 4, all Registrable Securities that are then covered by the Shelf Registration Statement and with respect to which the Company has received a written request for inclusion therein from a Holder no later than five Business Days after the date of the Company’s notice. The Company shall not be required to facilitate an Underwritten Shelf Takedown unless the reasonably expected aggregate gross proceeds from such offering are at least $50 million and shall not be required to effect more than two Underwritten Shelf Takedowns in any 12-month period; provided, however, that if an Underwritten Shelf Takedown is commenced but terminated prior to the pricing thereof for any reason, such Underwritten Shelf Takedown will not be counted as an Underwritten Shelf Takedown pursuant to this Section 2.
(f)    Selection of Underwriters. The Holder requesting an Underwritten Shelf Takedown shall have the right to select managing underwriter(s) to administer such Underwritten Shelf Takedown; provided that such managing underwriter(s) are reasonably acceptable to the Company.
Section 3.    Demand Registrations.
(a)    Right to Demand Registrations. Subject to the expiration of any applicable lock-up period set forth in an applicable Lock-Up Agreement, any Holder may, by providing written notice to the Company, request to sell all or part of its Registrable Securities pursuant to a Registration Statement separate from a Shelf Registration Statement (a “Demand Registration”).

Each request for a Demand Registration (a “Demand Registration Request”) shall specify the number of Registrable Securities intended to be offered and sold by such Holder pursuant to the Demand Registration and the intended method of distribution thereof, including whether it is intended to be an underwritten offering. Promptly (but in any event within three Business Days) after receipt of a Demand Registration Request, the Company shall give written notice of the Demand Registration Request to all other Holders of Registrable Securities. As promptly as practicable and no later than ten Business Days after receipt of a Demand Registration Request, the Company shall register all Registrable Securities (i) that have been requested to be registered in the Demand Registration Request and (ii) subject to Section 4, with respect to which the Company has received a written request for inclusion in the Demand Registration from a Holder no later than five Business Days after the date on which the Company has given notice to Holders of the Demand Registration Request. The Company shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to this Section 3(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof. A Demand Registration shall be effected by way of a Registration Statement on Form S-3 or any similar short-form registration statement to the extent the Company is permitted to use such form at such time. The Company shall not be required to effect a Demand Registration unless the reasonably expected aggregate gross proceeds from the offering of the Registrable Securities to be registered in connection with such Demand Registration are at least $50 million and shall not be required to effect more than two Demand Registrations in any 12-month period.
(b)    Number of Demand Registrations. Subject to Section 3(a), each Holder shall be entitled to request up to two Demand Registrations (which, for the avoidance of doubt, shall be in addition to any Shelf Registration pursuant to Section 2) during any 12-month period; provided, however, that a registration shall not count as a Demand Registration for this purpose unless and until a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and the Holders of Registrable Securities are able to register and sell all of the Registrable Securities requested to be included in such registration.
(c)    Withdrawal. A Holder may, by written notice to the Company, withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of notices from all applicable Holders to such effect, the Company shall cease all efforts to seek effectiveness of the applicable Registration Statement, unless the Company intends to effect a primary offering of securities pursuant to such Registration Statement.
(d)    Selection of Underwriters. If a Demand Registration is an underwritten offering, the Holder requesting such Demand Registration shall have the right to select the managing underwriter(s) to administer such Demand Registration; provided, that such managing underwriter(s) are reasonably acceptable to the Company.
Section 4.    Inclusion of Other Securities; Priority. Other than any Equity Securities proposed to be sold for the account of the Company, the Company shall not include in any Demand Registration or Shelf Takedown any securities that are not Registrable Securities without the prior written consent of the Holder(s) of the Registrable Securities participating in such Demand Registration or Shelf Takedown (such consent not to be unreasonably withheld, conditioned or delayed). If a Demand Registration or Shelf Takedown involves an underwritten offering and the managing underwriters of such offering advise the Company and the Holders in writing that, in their opinion, the number of Equity Securities proposed to be included in such Demand Registration or Underwritten Shelf Takedown, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Demand Registration or Underwritten Shelf Takedown: (a) first, the Registrable Securities proposed to be sold by the Company or the Holders in such offering; and (b) second, any Equity Securities proposed to be included therein by any other Persons (including Equity Securities to be sold for the account of any other holders of Equity Securities), allocated, in the case of this clause (b), among such Persons in such manner as the Company may determine. If more than one Holder is participating in such Demand Registration or Underwritten Shelf Takedown and the managing underwriters of such offering determine that a limited number of Registrable Securities may be included in such offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), then the Registrable Securities that are included in such offering shall be allocated pro rata among the participating Holders and the Company on the basis of the number of Registrable Securities initially requested to be sold by each such Holder and the Company in such offering.
Section 5.    Piggyback Registrations.
(a)    Whenever the Company proposes to register any Equity Securities under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan, or (iv) for resale pursuant to a Registration Statement for securities offered to third parties as acquisition consideration in a private transaction to which Rule 145 would apply but for the private placement exemption), whether for its own account or for the account of one or more stockholders of the Company (other than the Holders of Registrable Securities) (a “Piggyback Registration”), the Company shall give prompt written notice to each Holder of Registrable Securities of its intention to effect such a registration (but in no event less than ten Business Days prior to the proposed date of filing of the applicable Registration Statement) and, subject to Sections 5(b) and 5(c), shall include in such Registration Statement on the same terms and conditions as any similar Equity Securities included in such Registration Statement and in any offering of Equity Securities to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Holder for the account of such Holder in accordance with the intended method(s) of distribution thereof, provided that the Company has received a written request for inclusion therein from such Holder no later than five Business Days after the date on which the Company has given notice of the Piggyback Registration to Holders. The Company may terminate or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion. If a Piggyback Registration is effected pursuant to a Registration

Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Holders of Registrable Securities shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any other Piggyback Registration as set forth above.
(b)    Priority on Primary Piggyback Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Equity Securities that the Company proposes to sell in such offering; and (ii) second, any Equity Securities proposed to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering (including any Registrable Securities requested to be included therein by a Holder), allocated, in the case of this clause (ii), pro rata among such Persons on the basis of the number of Equity Securities initially proposed to be included by each such Person in such offering, up to the number of Equity Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).
(c)    Priority on Secondary Piggyback Registrations. If a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Equity Securities to whom the Company has a contractual obligation to facilitate such offering, other than a Holders of Registrable Securities, and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities requested to be included in such offering, exceeds the number of Equity Securities which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Equity Securities that the Person demanding the offering pursuant to such contractual right proposes to sell in such offering; and (ii) second, any Equity Securities proposed to be sold for the account of the Company in such offering, any Registrable Securities requested to be included in such offering by a Holder and any Equity Securities proposed to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering, allocated, in the case of this clause (ii), pro rata among the Company, such Holders and such Persons on the basis of the number of Equity Securities initially proposed to be included by the Company, each such Holder and each such other Person in such offering, up to the number of Equity Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).
(d)    Selection of Underwriters. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company, the Company shall have the right to select the managing underwriter(s) to administer such underwritten offering.
Section 6.    Holdback Agreements.
(a)    Holders of Registrable Securities. Each Holder of Registrable Securities that holds or beneficially owns at least 5% of the outstanding Common Stock agrees that in connection with any registered underwritten offering of Common Stock, and upon request from the managing underwriter(s) for such offering, such Holder shall not, without the prior written consent of such managing underwriter(s), during such period as is reasonably requested by the managing underwriter(s) (which period shall in no event be longer than three days prior to and 90 days after the pricing of such offering), transfer, directly or indirectly, any Registrable Securities. The foregoing provisions of this Section 6(a) shall not apply to offers or sales of Registrable Securities that are included in an offering pursuant to Section 2, Section 3, Section 4 or Section 5 of this Agreement and shall be applicable to the Holders of Registrable Securities only if, for so long as and to the extent that the Company, the directors and executive officers of the Company, each selling stockholder included in such offering and each other Person holding or beneficially owning at least 5% of the outstanding Common Stock are subject to the same restrictions. Each Holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 6(a) and are necessary to give further effect thereto.
(b)    The Company. To the extent requested by the managing underwriter(s) for the applicable offering, the Company shall not effect any sale registered under the Securities Act or other public distribution of Equity Securities during the period commencing three days prior to and ending 90 days after the pricing of an underwritten offering pursuant to Section 2, Section 3 or Section 5 of this Agreement, other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan or (iv) pursuant to a Registration Statement for securities offered to third parties as acquisition consideration in a private transaction to which Rule 145 would apply but for the private placement exemption.
Section 7.    Suspensions. The Company shall be entitled to delay or suspend the filing, effectiveness or use of a Registration Statement or Prospectus (a “Suspension”) if the board of directors of the Company determines in good faith that (a) proceeding with the filing, effectiveness or use of such Registration Statement or Prospectus would reasonably be expected to require the Company to make an Adverse Disclosure or (b) the registration or offering proposed to be delayed or suspended would reasonably be expected to, if not delayed or suspended, have a material adverse effect on any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction, in each case that, if consummated, would be material to the Company; provided, that the Company shall not be entitled to exercise a Suspension (i) more than three times during any 12-month period or (ii) for a period exceeding 60 days on any one occasion. Each Holder who is notified by the Company of a Suspension pursuant to this Section 7 shall keep the existence of such Suspension confidential and shall immediately discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Holder to immediately discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus until such time as it is advised in writing by the Company that the use of the Registration Statement or Prospectus may be resumed and, if applicable, is furnished by the Company with a supplemented or amended Prospectus as contemplated by Section 8(g). If the Company delays or suspends a Demand Registration, the Holder that initiated such Demand Registration shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Holder’s Demand Registrations set forth in Section 3(b).
Section 8.    Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable and, pursuant thereto, the Company shall as expeditiously as practicable and as applicable:
(a)    prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use its commercially reasonable efforts to cause such Registration Statement to become effective as promptly as practicable; provided that before filing a Registration Statement or any amendments or supplements thereto, the Company shall furnish to counsel to the Holders for such registration copies of all documents proposed to be filed, which documents shall be subject to review by counsel to the Holders at the Company’s expense, and give the Holders participating in such registration an opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process;
(b)    prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;
(c)    furnish to each Holder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Holder may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such Holder;

(d)    use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such U.S. jurisdiction(s) as any Holder participating in the registration or any managing underwriter reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such Holder and each underwriter, if any, to consummate the disposition of such Holder’s Registrable Securities in such jurisdiction(s); provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 8(d);
(e)    use its commercially reasonable efforts to cause all Registrable Securities covered by any Registration Statement to be registered with or approved by such other Governmental Entities as may be necessary or reasonably advisable in light of the business and operations of the Company to enable each Holder participating in the registration to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;
(f)    promptly notify each Holder participating in the registration and the managing underwriters of any underwritten offering:
(i)    each time when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;
(ii)    of any oral or written comments by the SEC or of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding such Holder;
(iii)    of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any such purpose; and
(iv)    of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;
(g)    notify each Holder participating in such registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or to omit any fact necessary to make the statements made therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable, prepare, file with the SEC and furnish to such Holder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(h)    in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use its commercially reasonable efforts to promptly obtain the withdrawal or lifting of any such order or suspension;
(i)    not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of the Company without the consent of such Holder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by law; provided, that (i) each Holder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus and (ii) each Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by such Holder or of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Holder such that such Prospectus shall not contain any untrue statement of a material fact regarding such Holder or the distribution of such Registrable Securities or omit to state a material fact regarding such Holder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made;
(j)    cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on any securities exchange, use its commercially reasonable efforts to cause such Registrable Securities to be listed on a national securities exchange selected by the Company after consultation with the Holders participating in such registration;
(k)    provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such Registration Statement;
(l)    make available for inspection by any Holder participating in the registration, any underwriter participating in any underwritten offering pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all corporate documents, financial and other records relating to the Company and its business reasonably requested by such Holder or underwriter, cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration or offering and make senior management of the Company and the Company’s independent accountants available for customary due diligence and drafting sessions; provided, that any Person gaining access to information or personnel of the Company pursuant to this Section 8(l)

shall (i) reasonably cooperate with the Company to limit any resulting disruption to the Company’s business and (ii) protect the confidentiality of any information regarding the Company which the Company determines in good faith to be confidential and of which determination such Person is notified, unless such information (A) is or becomes known to the public without a breach of this Agreement, (B) is or becomes available to such Person on a non-confidential basis from a source other than the Company, (C) is independently developed by such Person, (D) is requested or required by a deposition, interrogatory, request for information or documents by a Governmental Entity, subpoena or similar process or (E) is otherwise required to be disclosed by Law;
(m)    otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least 12 months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;
(n)    in the case of an underwritten offering of Registrable Securities, promptly incorporate in a supplement to the Prospectus or a post-effective amendment to the Registration Statement such information as is reasonably requested by the managing underwriter(s) or any Holder participating in such underwritten offering to be included therein, the purchase price for the securities to be paid by the underwriters and any other applicable terms of such underwritten offering, and promptly make all required filings of such supplement or post-effective amendment;
(o)    in the case of an underwritten offering of Registrable Securities, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as any Holder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;
(p)    obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Shelf Takedown which the participating Holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;
(q)    furnish to each Holder and each underwriter, if any, participating in an offering of Registrable Securities (i) (A) all legal opinions of outside counsel to the Company required to be included in the Registration Statement and (B) a written legal opinion of outside counsel to the Company, dated the closing date of the offering, in form and substance as is customarily given in opinions of outside counsel to the Company to underwriters in underwritten registered offerings; and (ii) (A) obtain all consents of independent public accountants required to be included in the Registration Statement and (B) on the date of the applicable Prospectus, on the effective date of any post-effective amendment to the Registration Statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort letter” signed by the Company’s independent public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;
(r)    in the case of an underwritten offering of Registrable Securities, make senior management of the Company available, to the extent requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such underwritten offering, including the participation of such members of senior management of the Company in “road show” presentations and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in such underwritten offering, and otherwise facilitate, cooperate with, and participate in such underwritten offering and customary selling efforts related thereto, in each case to the same extent as if the Company were engaged in a primary underwritten registered offering of its Common Stock; provided, that the Company’s obligation to make senior management available for participation in “road show” presentations shall be limited to no more than two (2) underwritten offerings during any 12-month period; provided, further, that such participation by senior management may be conducted virtually, with no requirement that any member of senior management travel in connection therewith;
(s)    cooperate with the Holders of the Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Holders of the Registrable Securities may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;
(t)    not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System; and
(u)    otherwise use its reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.
Section 9.    Participation in Underwritten Offerings. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no Holder of Registrable Securities included in any underwritten offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (i) such Holder’s ownership of its Registrable Securities to be sold in such offering, (ii) such Holder’s power and authority to effect such transfer contemplated by the applicable underwritten offering and (iii) such matters pertaining to such Holder’s compliance with securities laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except to the extent otherwise provided in Section 11 hereof.
Section 10.    Registration Expenses.
(a)    The Company shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including: (i) all SEC, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and blue sky laws (including fees and disbursements of counsel for the Company in connection therewith); (iv) all printing, messenger, telephone and delivery expenses (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto); (v) all fees and expenses incurred in connection with any “road show” for underwritten offerings; (vi) all transfer agent’s and registrar’s fees; (vii) all fees and expenses of counsel to the Company; (viii) all fees and expenses of the Company’s independent public accountants (including any fees and expenses arising from any special audits or “comfort letters”) and any other Persons retained by the Company in connection with or incident to any registration of Registrable Securities pursuant to this Agreement; and (ix) all fees and expenses of underwriters (other than Selling Expenses) customarily paid by the issuers or sellers of securities (all such costs, fees and expenses, “Registration Expenses”). Each Holder shall pay the fees and expenses of any counsel engaged by such Holder and shall bear its respective Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement.
(b)    The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided, that the Registration Expenses for any Registration Statement withdrawn solely at the request of one or more Holder(s) (unless withdrawn following commencement of a Suspension) shall be borne by such Holder(s).
Section 11.    Indemnification; Contribution.
(a)    The Company shall, to the fullest extent permitted by Law, indemnify and hold harmless each Holder of Registrable Securities, any Person who is or might be deemed to be a “controlling person” of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person, a “Controlling Person”), their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates and shareholders, and each other Person, if any, who acts on behalf of or controls any such Holder or Controlling Person (each of the foregoing, a “Covered Person”) against any losses, claims, actions, damages, liabilities and expenses, joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities, and the Company shall reimburse each Covered Person for any legal or other expenses reasonably incurred by such Covered Person in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided, that the Company shall not be so liable in any such case to the extent that any loss, claim, action, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in any such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Covered Person expressly for use therein. This indemnity shall be in addition to any liability the Company may otherwise have.
(b)    In connection with any registration in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall, to the fullest extent permitted by Law, indemnify and hold harmless the Company, its directors and officers, employees, agents and any Person who is or might be deemed to be a Controlling Person against any losses, claims, actions, damages, liabilities and expenses, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, any state blue sky securities laws, any equivalent non-U.S. securities laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in the case of each of clauses (i) and (ii), only to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is made in such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Holder expressly for use therein, and such Holder shall reimburse the Company, its directors and officers, employees, agents and any Person who is or might be deemed to be a Controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided, that the obligation to indemnify pursuant to this Section 11(b) shall be individual and several, not joint and several, for each participating Holder and shall not exceed an amount equal to the net proceeds (after deducting Selling Expenses) actually received by such Holder in the sale of Registrable Securities to which such Registration Statement or Prospectus relates. This indemnity shall be in addition to any liability which such Holder may otherwise have.
(c)    Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any failure or delay to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by reason of such failure or delay. In case a claim or an action that is subject or potentially subject to indemnification hereunder is brought against an indemnified party, the indemnifying party shall be entitled to participate in and shall have the right, exercisable by giving written notice to the indemnified party as promptly as practicable after receipt of written notice from such indemnified party of such claim or action, to assume, at the indemnifying party’s expense, the defense of any such claim or action, with counsel reasonably acceptable to the indemnified party; provided, that any indemnified party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse the indemnified party for any fees, costs and expenses subsequently incurred by the indemnified party in connection with such defense unless (i) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (ii) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (iii) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the indemnified party or to pursue the defense of such claim or action in a reasonably vigorous manner, (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest or (v) the indemnified party has reasonably concluded that there may be one or more legal or equitable defenses available to it and/or other any other indemnified party which are different from or additional to those available to the indemnifying party. Subject to the proviso in the foregoing sentence, no indemnifying party shall, in connection with any one claim or action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general circumstances or allegations, be liable for the fees, costs and expenses of more than one firm of attorneys (in addition to any local counsel) for all indemnified parties. The indemnifying party shall not have the right to settle a claim or action for which any indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, and the indemnifying party shall not consent to the entry of any judgment or enter into or agree to any settlement relating to such claim or action unless such judgment or settlement does not impose any admission of wrongdoing or ongoing obligations on any indemnified party and includes as an unconditional term thereof the giving by the claimant or plaintiff therein to such indemnified party, in form and substance reasonably satisfactory to such indemnified party, of a full and final release from all liability in respect of such claim or action. The indemnifying party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified party unless the indemnifying party has also consented to such judgment or settlement (such consent not to be unreasonably withheld, conditioned or delayed).

(d)    If the indemnification provided for in this Section 11 is held by a court of competent jurisdiction to be unavailable to, or unenforceable by, an indemnified party in respect of any loss, claim, action, damage, liability or expense referred to herein, then the applicable indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, action, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements, omissions or violations which resulted in such loss, claim, action, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other federal or state securities law or rule or regulation promulgated thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any registration of securities was perpetrated by the indemnifying party or the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission or violation. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in this Section 11(d). In no event shall the amount which a Holder of Registrable Securities may be obligated to contribute pursuant to this Section 11(d) exceed an amount equal to the net proceeds (after deducting Selling Expenses) actually received by such Holder in the sale of Registrable Securities that gives rise to such obligation to contribute. No indemnified party guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)    The provisions of this Section 11 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of any Registrable Securities by any Holder.
Section 12.    Rule 144 Compliance. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:
(a)    make and keep public information available, as those terms are understood and defined in Rule 144;
(b)    use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)    furnish to any Holder of Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act.
Section 13.    Miscellaneous.
(a)    No Inconsistent Agreements. The Company represents and warrants that it has not entered into, and agrees that it will not enter into, any agreement with respect to its securities that violates or subordinates or is otherwise inconsistent with the rights granted to the Holders of Registrable Securities under this Agreement.
(b)    Other Registration Rights. The Company represents and warrants that there are no other registration rights agreements or agreements with similar terms and conditions that conflict with the terms of this Agreement or give a person, other than a Holder of Registrable Securities, preferential rights in respect to the registration of any securities of the Company for sale or to include such securities of the Company in any registration filed by the Company for the sale of securities for its own account or for the account of any other person.
(c)    Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its Equity Securities which would materially and adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a stock split or a combination of shares that would reasonably be expected to have such an effect).
(d)    Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns and transferees. Neither this Agreement nor any right, benefit, remedy, obligation or liability arising hereunder may be assigned by any party hereto without the prior written consent of the other parties, and any attempted assignment without such consent shall be null and void and of no effect, except that the Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company's assets, or similar transaction, without the consent of the Holders; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. Notwithstanding the foregoing, the Apeiron Holders may, without consent from any other party hereto, assign its rights in whole or in part to (x) any Permitted Transferee or (y) any acquiror of Registrable Securities in an amount of at least 1% of the Registrable Securities then-outstanding. Notwithstanding the foregoing, Sponsor may, without consent from any other party hereto, assign its rights in whole or in part to any Permitted Transferee. For the avoidance of doubt, the Company acknowledges and agrees that any Sponsor Securities (as defined in the Sponsor Equity Agreement) acquired by an Apeiron Holder pursuant to the Sponsor Equity Agreement shall, from and following the consummation of such acquisition, constitute Registrable Securities hereunder.
(e)    No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and transferees and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, that the parties hereto hereby acknowledge that the Persons set forth in Section 11 shall be express third-party beneficiaries of the obligations of the parties hereto set forth in Section 11.
(f)    Remedies; Specific Performance. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach shall be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by Law, it being agreed by the parties that the remedy at Law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief for which a remedy at Law would be adequate is hereby waived.
(g)    No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
(h)    Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement, shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws in another jurisdiction.
(i)    Jurisdiction and Venue. Each of the parties hereto agree that any action or proceeding based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be brought in the Texas Business Court in the First Business Court Division of the State of Texas (the “Business Court”) (provided, that if the Business Court is not then accepting filings or determines that it lacks jurisdiction, the parties shall bring such actions or proceedings in the United States District Court for the Northern District of Texas, Dallas Division (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the Parties shall bring such actions or proceedings in the state district court of Dallas County, Texas (together with the Business Court and the Federal Court, the “Designated Courts”)), and each of the parties hereto irrevocably and unconditionally (i) consents and submits to the exclusive jurisdiction of the Designated Courts in any action or proceeding, (ii) submits to the personal jurisdiction and venue of the Designated Courts, (iii) waives any objection it may now or hereafter have to personal jurisdiction, or claim of improper venue or any claim that such courts are an inconvenient forum, and (iv) agrees not to bring any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Each of the parties hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address set forth in Section 13(i), such service to become effective ten days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence process or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any proceeding brought pursuant to this Section 13(h). EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.
(j)    Notices. All notices, requests, instructions, consents, claims, demands, waivers, approvals and other communications to be given or made hereunder by one or more parties hereto to one or more of the other parties hereto shall, unless otherwise specified herein, be in writing and shall be deemed to have been duly given or made on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a Business Day (or otherwise on the next succeeding Business Day) if (a) served by personal delivery or by a nationally recognized overnight courier service upon the party or parties for whom it is intended, (b) delivered by registered or certified mail, return receipt requested, or (c) sent by email; provided, that the email transmission is promptly confirmed by telephone or otherwise. Such communications shall be sent to the respective party at the following street addresses or email addresses or at such other street address or email address for a party as shall be specified for such purpose in a notice given in accordance with this Section 13(i):
If to the Company:
Enhanced Group Inc.
169 Madison Ave, Suite 15101
New York, NY 10016
United States of America
Attention: Maximilian Martin
Email: legal@enhanced.org
with copies to (which shall not constitute notice):
Sullivan & Cromwell LLP
1 New Fetter Lane
London, EC4A 1AN, England
Attention: Evan S. Simpson
Email: simpsone@sullcrom.com
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: Matthew B. Goodman, Alan J. Fishman
Email: goodmanm@sullcrom.com, fishmana@sullcrom.com

If to Apeiron:
Enhanced Holdings LP
66 & 67, Beatrice, Amery Street
Silema, SLM 1707, Malta
Attention: Jim Simpson
Email: jim.simpson@apeiron-investments.com
with copies to (which shall not constitute notice):
Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
Attention: Stuart Neuhauser
Email: sneuhauser@egsllp.com
Sullivan & Cromwell LLP
1 New Fetter Lane
London, EC4A 1AN, England
Attention: Evan S. Simpson
Email: simpsone@sullcrom.com
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attention: Matthew B. Goodman, Alan J. Fishman
Email: goodmanm@sullcrom.com, fishmana@sullcrom.com
If to Sponsor:
A SPAC IV (Holdings) Corp.
The Sun’s Group Center,
29th Floor, 200 Gloucester Road,
Wan Chai, Hong Kong
Attention: Claudius Tsang
E-Mail: claudius.tsang@aspac.co
with a copy (which shall not constitute notice) to:
Morrison & Foerster
33/F, Edinburgh Tower,
The Landmark,
15 Queen’s Road Central,
Central, Hong Kong
Attention: Xiaoxi Lin
E-Mail: xlin@mofo.com

250 West 55th Street
New York
NY 10019-9601
United States
Attention: John Owen
Email: jowen@mofo.com
If to any other Holder, to such address as is designated by such Holder in Schedule I or in the counterpart to this Agreement in the form attached hereto as Exhibit A, as applicable.
(k)    Headings. The headings and other captions in this Agreement are for convenience and reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.
(l)    Counterparts. This Agreement may be signed in any number of identical counterparts, each of which shall be deemed an original instrument (including signatures delivered via facsimile or electronic mail) and all of which together shall constitute one and the same instrument. The parties hereto may deliver this Agreement by facsimile or by electronic mail and each party shall be permitted to rely upon the signatures so transmitted to the same extent and effect as if they were original signatures.
(m)    Entire Agreement. This Agreement, together with the Lock-Up Agreements, contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.
(n)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(o)    Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of the Company and each Holder affected thereby.
(p)    Further Assurances. Each party to this Agreement shall cooperate and take such action as may be reasonably requested by another party to this Agreement in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.
(q)    Termination. This Agreement shall terminate with respect to any Holder upon such time as such Holder ceases to hold or beneficially own any Registrable Securities, provided that the provisions of Sections 10, 11 and this Section 13 shall survive such termination.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

ENHANCED GROUP INC.

By:	/s/ Maximilian Martin
	Name:	Maximilian Martin
	Title:	Chief Executive Officer
[Signature Page to Registration Rights Agreement]

ENHANCED HOLDINGS LP

By: ENHANCED HOLDINGS GP, its
general partner

By:	/s/ Mario Frendo
	Name:	Mario Frendo
	Title:	Director
[Signature Page to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

ENHANCED GROUP INC.

By:
	Name:	Maximilian Martin
	Title:	Director

A SPAC IV (HOLDINGS) CORP.

By:	/s/ Claudius Tsang
	Name:	Claudius Tsang
	Title:	Director

ENHANCED HOLDINGS LP
By: ENHANCED HOLDINGS GP, its general partner

By:
Name:
Title:

COHEN AND COMPANY CAPITAL MARKETS, A DIVISION OF COHEN & COMPANY SECURITIES, LLC

By:	/S/ JERRY SEROWIK
	Name:	JERRY SEROWIK
	Title:	Head of Cohen & Company Capital Markets

Schedule I

Holder	Notice Information
Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC	Cohen & Company Securities, LLC 2929 Arch Street Suite 1703 Philadelphia, PA 19103 Attention: Jerry Serowik Email: jserowik@cohencm.com

Exhibit A
SIGNATURE PAGE AND JOINDER AGREEMENT TO
REGISTRATION RIGHTS AGREEMENT
By executing and delivering this Signature Page and Joinder Agreement, the undersigned hereby agrees, effective as of the date on which this Signature Page is executed, to (a) become a party to that certain Registration Rights Agreement, dated as of May [●], 2026 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the “Registration Rights Agreement”), by and among Enhanced Group Inc., a Texas corporation, and the other parties thereto and (b) be deemed to be and be bound as a Holder (as defined in the Registration Rights Agreement) with such rights (and related obligations and liabilities) in respect of the Registrable Securities (as defined in the Registration Rights Agreement) being acquired by the undersigned in connection with the execution of this Signature Page and Joinder Agreement and subject to the terms and conditions of the Registration Rights Agreement as if an original party thereto.

[NAME OF TRANSFEREE]

By:
Name:
Title: Date:
Address for Notices:
[●]
Attention:    [●]
Phone:     [●]
Facsimile:    [●]
E-Mail:     [●]

with a copy (which shall not constitute notice) to:
[●]
Attention:    [●]
Phone:     [●]
Facsimile:    [●]
E-Mail:     [●]
Accepted:

ENHANCED GROUP INC.

By:
Name:
Title: